Supplement dated August 1, 2005 to Prospectuses dated May 1, 2005 for Pacific Value, Pacific Portfolios, Pacific Innovations, Pacific Innovations Select, Pacific One,
Pacific One Select, Pacific Select Variable Annuity, and Pacific Odyssey variable annuity contracts issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectuses referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the applicable Prospectus dated May 1, 2005. The changes described in this supplement are effective August 1, 2005 (subject to state availability).

The terms of the Income Access Plus Rider and the Income Access Rider have been enhanced as follows:

The frequency with which you may elect to reset (called “step-up” in the Income Access Rider) the Remaining Protected Balance (defined below) to the Contract Value has been increased to annually. On and after August 1, 2005 and before the Annuity Date, subject to state availability, you may elect to reset (step-up) your Remaining Protected Balance on any Contract Anniversary to 100% of the Contract Value as of that Contract Anniversary. All references to when you may reset (step-up) the Remaining Protected Balance under the terms of the Income Access Plus and Income Access Riders in the Prospectus are amended in accordance with this change.

If your Contract is qualified and you elect to take annual required minimum distributions from your Contract pursuant to the Internal Revenue Code provisions in effect as of the Rider Effective Date, your Protected Payment Base will not be decreased as a result of a withdrawal of the Annual RMD Amount defined below if your Annual RMD Amount is greater than your Protected Payment Amount. Other benefits under the terms of the Rider also have been enhanced to include the Annual RMD Amount.

Under the terms of the Riders, the Remaining Protected Balance is the amount available for future withdrawals made under these Riders. The Protected Payment Base is the amount used to calculate the maximum amount that can be withdrawn each year, which is called the Protected Payment Amount. The initial Protected Payment Base and the Remaining Protected Balance are equal to:

•	your Initial Purchase Payment, if the Effective Date of the Rider is on a Contract Date, or

•	the Contract Value, if the Effective Date of the Rider is on a Contract Anniversary.

If your withdrawal does not exceed your Protected Payment Amount: (1) your Protected Payment Base and Protected Payment Amount will remain unchanged, except as provided under the terms of your Rider; and (2) your Contract Value and your Remaining Protected Balance will be reduced by the amount of your withdrawal, except as provided under the terms of your Rider. The terms of the Riders are described in the Prospectus.

If your Contract is a qualified Contract and you elect to receive the Annual RMD Amount, the following provisions apply.

Annual RMD Amount — The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Required Minimum Distribution (RMD) Withdrawals — On and after August 1, 2005 (subject to state availability) and while the Rider is in effect, no adjustment will be made to the Protected Payment Base as a result of a withdrawal, if a withdrawal made under the Rider exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on the previous year-end Contract Value of this Contract only, and

•	no withdrawals (other than RMD withdrawals) are made from the Contract during the Contract Year.

If the Contract Value is reduced to zero, RMD withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

Decrease in Remaining Protected Balance — The Remaining Protected Balance will decrease by the amount of each RMD withdrawal immediately following the withdrawal.